COMMERCIAL LEASE AGREEMENT
AND OPTION TO PURCHASE

I. The Parties. This Commercial Lease Agreement and Option to Purchase ("Agreement") made this 10 day of February, 2022, by and between:

Landlord. Jon Neal Simmons and Betty Jo Simmon, both of 208 W Canton St, Lewistown, State of Missouri (collectively "Landlord")

AND

Tenant. Verde Estates, LLC, of 12599 255th Steet, LaBelle,, State of Missouri, ("Tenant"). Collectively, the Landlord and Tenant shall be referred to herein as the "Parties".

The Parties agree as follows:

II. DESCRIPTION OF LEASED PREMISES. The Landlord agrees to lease to the Tenant the real property located at located at 1, State of Missouri, and more fully described as stated in Exhibit 'A', and incorporated herein by this reference.

Hereinafter known as the "Premises".

III. USE OF LEASED PREMISES. The Landlord is leasing the Premises to the Tenant and the Tenant is hereby agreeing to lease the Premises.

IV. TERM OF LEASE. The term of this Lease shall be for a period of two (2) years, commencing on the 10 day of February, 2022, and expiring at Midnight on the 10 day of February 2024. ("Term") [Initial :L: JNS /T: [signature]]

V. BASE RENT. The payment shall be in a lump sum of ten thousand dollars ($10,000), payable upon the commencement of the Lease ("Base Rent").

VI. SECURITY DEPOSIT. The Prior to the execution of this Agreement, the Tenant has paid to the Landlord the sum of two hundred forty thousand dollars ($240,000), the sum of which the Landlord hereby acknowledges receipt of. If the Tenant does not exercise the Option to Renew in Section VII or the Option to Purchase in Section XV below, the Security Deposit shall be returned to Tenant.

VII. OPTION TO RENEW. Tenant shall have the right to renew the Lease with a total of three renewal periods with each term being two years which may be exercised by giving written notice to Landlord no less than 60 days prior to the expiration of the Lease or renewal period.

VIII. EXPENSES. It is the intention of the Parties that this Lease be considered as a "Base Rent". Therefore, in addition to the Base Rent, the Tenant is obligated to pay additional expenses which includes utilities, insurance, charges or expenses of any nature whatsoever

in connection with the use and operation of the Premises. The Tenant shall maintain at his expense casualty insurance for the Premises against loss by fire which may or may not include any extended coverage. The Tenant will provide and maintain personal liability and property damage insurance as a tenant, at least to the limits of One Million Dollars ($1,000,000.00), that will designate the Landlord as an "also named insured", and shall provide the Landlord with a copy of such insurance certification or policy prior to the effective date of this Lease.

IX. LEASEHOLD IMPROVEMENTS. The Landlord agrees that Tenant may make reasonable and necessary leasehold improvements, alterations or changes of the Premises in connection to converting the Premises for the purpose of the Tenant's business. The cost of all such improvements will be the Tenant's responsibility. Any and all leasehold improvements made to the Premises which become affixed or attached to the leasehold Premises shall remain the property of the Landlord at the expiration or termination of this Lease Agreement. Furthermore, any leasehold improvements shall be made only in accordance with applicable federal, state or local codes, ordinances or regulations, having due regard for the type of construction of the building housing the subject leasehold Premises. Tenant is also required to obtain any and all necessary licenses and permits required for any improvements (if any). The cost of such licenses and permits shall be the responsibility of the Tenant.

X. LICENSES AND PERMITS. A copy of any and all local, state or federal permits acquired by the Tenant which are required for the use of the Premises shall be kept on site at all times and shall be readily accessible and produced to the Landlord and/or his agents or any local, state, or federal officials upon demand.

XI. OBLIGATIONS OF TENANT. The Tenant shall be primarily responsible whenever needed for the maintenance and general pickup of the entranceway leading into the Premises, so that this is kept in a neat, safe and presentable condition. The Tenant shall also be responsible for all minor repairs and maintenance of the leasehold Premises, particularly those items which need immediate attention and which the Tenant, or its employees, can do and perform on their own, including but not limited to, the replacement of light bulbs, as well as the normal repair and cleaning of windows, cleaning and clearing of toilets, upkeep on all outbuildings, rooms, the undeveloped areas of the Premises, etc., and the Tenant shall properly maintain the Premises in a good, safe, and clean condition. The Tenant shall properly and promptly remove all rubbish and hazardous wastes and see that the same are properly disposed of according to all local, state or federal laws, rules regulations or ordinances.

In the event the structure of any of the Premises buildings is damaged as a result of any neglect or negligence of Tenant, its employees, agents, business invitees, or any independent contractors serving the Tenant or in any way as a result of Tenant's use and occupancy of the Premises, then the Tenant shall be primarily responsible for seeing that the proper claims are placed with the Tenant's insurance company, or the damaging party's insurance company, and shall furthermore be responsible for seeing that the building(s) are safeguarded with respect to said damage and that all proper notices with respect to said damage are made in a timely fashion, including notice to the Landlord, and the party or

parties causing said damage. Any damage that is not covered by an insurance company will be the liability of the Tenant.

The Tenant shall, during the term of this Lease, and in the renewal thereof, at its sole expense, keep the interior of the Premises in as good a condition and repair as it is at the date of this Lease, reasonable wear and use excepted. This obligation would include the obligation to replace any plate glass damaged as a result of the neglect or acts of Tenant or its guests or invitees, upgrades to any of the buildings located on the Premises, etc. Furthermore, the Tenant shall not knowingly commit nor permit to be committed any act or thing contrary to the rules and regulations prescribed from time to time by any federal, state or local authorities and shall expressly not be allowed to keep or maintain any hazardous waste materials or contaminates on the Premises. Tenant shall also be responsible for the cost, if any, which would be incurred to bring its contemplated operation and business activity into compliance with any law or regulation of a federal, state or local authority.

XII. INSURANCE. In the event the Tenant shall fail to obtain insurance required hereunder and fails to maintain the same in force continuously during the term, Landlord may, but shall not be required to, obtain the same and charge the Tenant for same as additional rent. Furthermore, Tenant agrees not to keep upon the Premises any articles or goods which may be prohibited by the standard form of fire insurance policy, and in the event the insurance rates applicable to fire and extended coverage covering the Premises shall be increased by reason of any use of the Premises made by Tenant, then Tenant shall pay to Landlord, upon demand, such increase in insurance premium as shall be caused by said use or Tenant's proportionate share of any such increase.

XIII. SUBLET/ASSIGNMENT. The Tenant may transfer or assign this Lease, or any right or interest hereunder or sublet said leased Premises or any part thereof without first obtaining the prior written consent and approval of the Landlord.

XIV. DAMAGE TO LEASED PREMISES. In the event the building housing the Premises shall be destroyed or damaged as a result of any fire or other casualty which is not the result of the intentional acts or neglect of Tenant and which precludes or adversely affects the Tenant's occupancy of the Premises, then in every such cause, the rent herein set forth shall be abated or adjusted according to the extent to which the leased Premises have been rendered unfit for use and occupation by the Tenant and until the demised Premises have been put in a condition at the expense of the Landlord, at least to the extent of the value and as nearly as possible to the condition of the Premises existing immediately prior to such damage. It is understood, however, in the event of total or substantial destruction to the Premises that in no event shall the Landlord's obligation to restore, replace or rebuild exceed an amount equal to the sum of the insurance proceeds available for reconstruction with respect to said damage.

XV. OPTION TO PURCHASE

1. Grant of Option. Landlord does hereby grant to Tenant the exclusive right and option ("Option") to purchase the Premises together with all the right title, interest as contain in clause XVII below (collectively refer to as the "Property") from Landlord for a consideration sum of four hundred ninety thousand dollars ($490,000) at any time during the period of two years from the date this Lease Agreement subject to the following terms and closing documents as state in clause XV(5) below:

a. The security deposit in the sum of two hundred forty thousand dollars ($240,000) paid under clause VI shall be utilized as part payment of the consideration sum;

b. The balance of two hundred fifty thousand dollars ($250,000) to be paid upon the successful conveyance of the Property to the Tenant.

2. The Property shall include the following:

   a. All of Landlord's rights, title, interest, privileges and easements appurtenant to the property referred to as the Property together with any buildings and other improvements located thereon;

   b. All of Landlord's interest in and to all minerals, oil, gas, other hydrocarbon substances, geothermal rights and other minerals on or under the Property;

   c. Any and all water rights held by Landlord, whether or not appurtenant to the Property, and any rights to receive water from any source whatsoever;

   d. All of Landlord's tangible personal property permanently affixed to or located on the Property, if any; and

   e. All of Landlord's rights, titles, and interests in and to any and all leases, licenses, permits or other agreements relating to the Property.

3. If Tenant exercises the Option, the total purchase price to be paid by Tenant to Landlord for the Property shall be the total sum of four hundred ninety thousand dollars ($490,000) ("Option Purchase Price"), subject to the adjustments and credits below. This amount is separate from and in addition to any other payments required under this Lease.

4. In the event Tenant elects to exercise either of the Option, Tenant shall give written notice of such election to Landlord. On the date that is thirty (30) days after the delivery of such notice to Landlord (the "Closing Date"), Landlord shall sell and convey the Property to Tenant, and Tenant shall purchase and accept the Property from Landlord, subject to the terms and conditions set forth herein (the " Closing").

5. At the Closing, all of the following shall occur, all of which shall be deemed concurrent conditions:

(i) Landlord shall convey good, marketable, and fully warranted, fee simple title to the Property to Tenant by Act of Cash Sale (the "Deed"), and where appropriate, bills of sale and/or assignments, subject only to the Permitted Encumbrances, if any, but in any event free and clear of all liens and monetary encumbrances other than those which secure payment of current real property taxes levied against the Property.

(ii) Tenant shall deliver balance of the applicable Option Purchase Price.

(iii) Landlord shall deliver possession of the Property to Tenant, free and clear of all tenancies and parties in possession and the Lease shall terminate with respect to the Property.

(iv) Each party shall timely deposit such deposits, monies, and documents with the title company of Tenant's choice as may be reasonably requested by Tenant or by said title company or as are necessary for the conveyance of the Property in accordance with the Option terms set forth herein. After the Closing, Tenant and Landlord agree to promptly execute such further documentation and take such further acts as are reasonably required to accomplish or properly document or verify the conveyance of the Property in accordance with the terms of the respective Option contained herein.

(v) Tenant shall pay for the owner's title policy, all recording and transfer taxes, escrow fees and all other closing costs with respect to the Closing. Ad valorem and similar taxes and assessments relating to the Property shall be prorated between the parties as of the Closing Date. Each party shall pay the fees incurred by its own legal counsel.

XVI. OPTION TO SUBDIVIDE

1. At any time prior to the Tenant exercise its Option in Section XV above, Landlord, in his sole and absolute discretion, may elect to subdivide a portion of the Premises and retain ownership thereof in the event Tenant exercises its Option. The portion of the Premises that may be retained is set forth in Exhibit B attached ("Gymnasium"). The Landlord shall be responsible for all applications and costs associated with such subdivision. Tenant will cooperate and assist Landlord with any such applications, permits or other actions necessary to complete the subdivision. The subdivision must be completed prior to the Option is exercised by the Tenant.

2. In the event the Landlord successfully subdivides the Gymnasium and no longer requires the use of it, the Landlord shall give the Tenant the exclusive option to purchase the Gymnasium for a sum of one thousand dollars ($1,000) at any time.

3. In the event the landlord elects not to subdivide, or is unable to complete a subdivision of the Gymnasium, in the event Tenant elects to exercise its Option set forth in Section XV above, Tenant grants Landlord an easement to, and exclusive

right to the use of the Gymnasium for the remainder of the Landlord's life, or until he relinquishes the right in writing, whichever occurs first. The cost of utilities and taxes on the Gymnasium portion shall be borne by the Landlord. The Landlord shall be responsible for the maintenance of the interior of Gymnasium. The Landlord waives any claim of adverse possession by accepting this exclusive grant of possession.

XVII. DEFAULT AND POSSESSION: In the event that the Tenant shall fail to pay said expenses as set forth herein, or any part thereof, when the same are due and payable, or shall otherwise be in default of any other terms of said Lease for a period of more than 15 days, after receiving notice of said default, then the parties hereto expressly agree and covenant that the Landlord may declare the Lease terminated and may immediately re-enter said Premises and take possession of the same together with any of Tenant's personal property, equipment or fixtures left on the Premises which items may be held by the Landlord as security for the Tenant's eventual payment and/or satisfaction of rental defaults or other defaults of Tenant under the Lease. It is further agreed, that if the Tenant is in default, that the Landlord shall be entitled to take any and all action to protect its interest in the personal property and equipment, to prevent the unauthorized removal of said property or equipment which threatened action would be deemed to constitute irreparable harm and injury to the Landlord in violation of its security interest in said items of personal property. Furthermore, in the event of default, the Landlord may expressly undertake all reasonable preparations and efforts to release the Premises including, but not limited to, the removal of all inventory, equipment or leasehold improvements of the Tenant's, at the Tenant's expense, without the need to first procure an order of any court to do so, although obligated in the interim to undertake reasonable steps and procedures to safeguard the value of Tenant's property, including the storage of the same, under reasonable terms and conditions at Tenant's expense, and, in addition, it is understood that the Landlord may sue the Tenant for any damages or past rents due and owing and may undertake all and additional legal remedies then available.

In the event any legal action has to be instituted to enforce any terms or provisions under this Lease, then the prevailing party in said action shall be entitled to recover a reasonable attorney's fee in addition to all costs of said action.

XVIII. INDEMNIFICATION. The Tenant hereby covenants and agrees to indemnify, defend and hold the Landlord harmless from any and all claims or liabilities which may arise from any cause whatsoever as a result of Tenant's use and occupancy of the Premises, and further shall indemnify the Landlord for any losses which the Landlord may suffer in connection with the Tenant's use and occupancy or care, custody and control of the Premises. The Tenant also hereby covenants and agrees to indemnify and hold harmless the Landlord from any and all claims or liabilities which may arise from any latent defects in the subject Premises that the Landlord is not aware of at the signing of the lease or at any time during the lease term.

XIX. BANKRUPTCY - INSOLVENCY. The Tenant agrees that in the event all or a substantial portion of the Tenant 's assets are placed in the hands of a receiver or a Trustee, and such status continues for a period of 30 days, or should the Tenant make an assignment

for the benefit of creditors or be adjudicated bankrupt; or should the Tenant institute any proceedings under the bankruptcy act or any amendment thereto, then such Lease or interest in and to the leased Premises shall not become an asset in any such proceedings and, in such event, and in addition to any and all other remedies of the Landlord hereunder or by law provided, it shall be lawful for the Landlord to declare the term hereof ended and to re-enter the leased land and take possession thereof and all improvements thereon and to remove all persons therefrom and the Tenant shall have no further claim thereon.

XX. SUBORDINATION AND ATTORNMENT. Upon request of the Landlord, Tenant will subordinate its rights hereunder to the lien of any mortgage now or hereafter in force against the property or any portion thereof (subject to a maximum limit of two hundred fifty thousand dollars ($250,000), and to all advances made or hereafter to be made upon the security thereof, and to any ground or underlying lease of the property provided, however, that in such case the holder of such mortgage, or the Landlord under such Lease shall agree that this Lease shall not be divested or in any way affected by foreclosure, or other default proceedings under said mortgage, obligation secured thereby, or Lease, so long as the Tenant shall not be in default under the terms of this Lease. Tenant agrees that this Lease shall remain in full force and effect notwithstanding any such default proceedings under said mortgage or obligation secured thereby.

Tenant shall, in the event of the sale or assignment of Landlord's interest in the building of which the Premises form a part, or in the event of any proceedings brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Landlord covering the Premises, attorn to the purchaser and recognize such purchaser as Landlord under this Lease. Upon any foreclosure action against mortgage secured by the Property, Tenant shall be permitted to exercise its Option to Purchase, and pay any mortgage amount due, including any amount in arrears, accrued but unpaid interest and costs to release any liens against the Property, and any such payments will be applied against and reduce the purchase price in the amount of any payments.

XIX. MISCELLANEOUS TERMS.

1. Usage by Tenant: Tenant shall comply with all rules, regulations and laws of any governmental authority with respect to use and occupancy. Tenant shall not conduct or permit to be conducted upon the Premises any business or permit any act which is contrary to or in violation of any law, rules or regulations and requirements that may be imposed by any authority or any insurance company with which the Premises is insured, nor will the Tenant allow the Premises to be used in any way which will invalidate or be in conflict with any insurance policies applicable to the building. In no event shall explosives or extra hazardous materials be taken onto or retained on the Premises. Furthermore, Tenant shall not install or use any equipment that will cause undue interference with the peaceable and quiet enjoyment of the Premises by other tenants of the building.

2. Condition of Premises/Inspection by Tenant: The Tenant has had the opportunity to inspect the Premises and acknowledges with its signature on this lease that the Premises are in good condition and comply in all respects with the requirements of

this Lease. Furthermore, the Landlord makes no representation or warranty with respect to the condition of the Premises or its fitness or availability for any particular use, and the Landlord shall not be liable for any latent or patent defect therein. Furthermore, the Tenant represents that Tenant has inspected the Premises and is leasing and will take possession of the Premises with all current fixtures present in their "as is" condition as of the date hereof.

3. Right of Entry: It is agreed and understood that the Landlord and its agents shall have the complete and unencumbered right of entry to the Premises at any time or times for purposes of inspecting or showing the Premises and for the purpose of making any necessary repairs to the building or equipment as may be required of the Landlord under the terms of this Lease or as may be deemed necessary with respect to the inspection, maintenance or repair of the building.

XXI. ESTOPPEL CERTIFICATE. Tenant at any time and from time to time, upon at least ten (10) days prior notice by Landlord, shall execute, acknowledge and deliver to Landlord, and/or to any other person, firm or corporation specified by Landlord, a statement certifying that the Lease is unmodified and in full force and effect, or if the Lease has been modified, then that the same is in full force and effect except as modified and stating the modifications, stating the dates to which the fixed rent and additional rent have been paid, and stating whether or not there exists any default by Landlord under this Lease and, if so, specifying each such default.

XXII. HOLDOVER. Should Tenant remain in possession of the Premises after the cancellation, expiration or sooner termination of the Lease, or any renewal thereof, without the execution of a new Lease or addendum, such holding over in the absence of a written agreement to the contrary shall be deemed, if Landlord so elects, to have created and be construed to be a tenancy from month to month, terminable upon thirty (30) days' notice by either party.

XXIII. WAIVER. Waiver by Landlord of a default under this Lease shall not constitute a waiver of a subsequent default of any nature.

XXIV. GOVERNING LAW. This Lease shall be governed by the laws of the State of Missouri.

XXV. NOTICES. Payments and notices shall be addressed to the following:

Landlord

208 West Canton, Lewistown MO 63452

Tenant

Verde Estates LLC
12599 255th Steet, LaBelle MO 63447

XXVI. AMENDMENT. No amendment of this Lease shall be effective unless reduced to writing and subscribed by the parties with all the formality of the original.

XXVII. BINDING EFFECT. This Lease and any amendments thereto shall be binding upon the Landlord and the Tenants and/or their respective successors, heirs, assigns, executors and administrators.

XXVIII. MULTIPLE SIGNATURES. This Agreement may be signed by the parties on separate pages, and all pages, when taken together, will constitute one document.

IN WITNESS WHEREOF, the parties hereto set their hands and seal this 10 day of February, 2022.

Landlord's Signature	**Printed Name**
1.	JON N. SIMMONS
2.	Betty J Simmons

Tenant's Signature	**Printed Name**
Its: Manager	Yan Soo

Commission expires 6-7-2025

RENZETTA J. LAY
MY COMMISSION EXPIRES
6-7-2025
NOTARY SEAL
#21182369
LEWIS COUNTY
NOTARY PUBLIC, STATE OF MISSOURI

ACKNOWLEDGMENT OF NOTARY PUBLIC

STATE OF MISSOURI
COUNTY OF Shelby

On this 10 day of February, 2022, before me appeared **Jon Simmons**, as **LANDLORD** of this Commercial Lease Agreement who proved to me through government issued photo identification to be the above-named person, in my presence executed foregoing instrument and acknowledged that they executed the same as his free act and deed.

Notary Public John Wilcox

My Commission Expires: 3/26/24

JOHN WILCOX
Notary Public - Notary Seal
STATE OF MISSOURI
Shelby County
My Commission Expires: March 26, 2024
#12394598

STATE OF MISSOURI
COUNTY OF Lewis

On this 10 day of February, 2022, before me appeared **Betty Jo Simmons**, as **LANDLORD** of this Commercial Lease Agreement who proved to me through government issued photo identification to be the above-named person, in my presence executed foregoing instrument and acknowledged that they executed the same as his free act and deed.

RENZETTA J. LAY
MY COMMISSION EXPIRES 6-7-2025
NOTARY SEAL
#21182389
LEWIS COUNTY
NOTARY PUBLIC, STATE OF MISSOURI

Notary Public

My Commission Expires: 6-7-25

ACKNOWLEDGMENT OF NOTARY PUBLIC

STATE OF Missouri

COUNTY OF Shelby

On this 10 day of February, 2022, before me appeared Edward Suo, as Manager of Verde Estates, LLC, **TENANT** of this Commercial Lease Agreement who proved to me through government issued photo identification to be the above-named person, in my presence executed foregoing instrument and acknowledged that they executed the same as its free act and deed.

Notary Public John Wilcox

My Commission Expires: 3/26/24

JOHN WILCOX
Notary Public - Notary Seal
STATE OF MISSOURI
Shelby County
My Commission Expires: March 26, 2024
#12394598